UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2022

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class on which registered	Trading symbol(s)	Name of each exchange
Common Stock, par value $0.01 Per Share	AR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Antero Resources Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2022. At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class III members of the Company’s Board of Directors to serve until the Company’s 2025 annual meeting of stockholders; (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2022, and supplement to the Company’s definitive proxy statement, which was filed with the SEC on May 3, 2022.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 - Election of Class III Directors: Votes regarding the persons elected as Class III directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Robert J. Clark	219,140,612	7,655,186	37,372,655
Benjamin A. Hardesty	156,757,296	70,038,502	37,372,655
Vicky Sutil	222,052,144	4,743,654	37,372,655

Proposal No. 2 — Ratification of the Appointment of KPMG LLP: The voting results were as follows:

For	Against	Abstain
263,326,305	584,568	257,580

Proposal No. 3 — Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
221,317,163	5,040,662	437,973	37,372,655

Proposal No. 4 — Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers: The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
215,629,829	371,737	10,390,791	403,441	37,372,655

The Company has determined that it will hold an advisory vote on executive compensation on an annual basis until the next stockholder advisory vote on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

	By:	/s/ Michael N. Kennedy
Michael N. Kennedy
Chief Financial Officer and Senior Vice President –Finance

Dated: June 8, 2022

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